For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   FL Series

1.   Name of Issuer:
       Puerto Rico Infrastructure Financing Authority

2.   Date of Purchase
       11/21/97

3.   Number of Securities Purchased
       17,500

4.   Dollar Amount of Purchase
       $1,675,975

5.   Price Per Unit
       $95.770

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James & Associates, Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NJ Series

1.   Name of Issuer:
      Puerto Rico Infrastructure Financing Authority

2.   Date of Purchase
       11/21/97

3.   Number of Securities Purchased
       20,000

4.   Dollar Amount of Purchase
       $1,915,400

5.   Price Per Unit
       $95.770

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James & Associates, Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NJ Series

1.   Name of Issuer:
       NJ Health Care Fac Capital Health System

2.   Date of Purchase
       12/18/97

3.   Number of Securities Purchased
       10,600

4.   Dollar Amount of Purchase
       $1,033,500

5.   Price Per Unit
       $97.500

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Fleet Securities, Inc.
First Union Capital Markets Corp.
Golden, Harris Capital Corp.
Gibralter Securities Corp.

For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       New York City Transitional Finance Authority

2.   Date of Purchase
       10/02/97

3.   Number of Securities Purchased
       20,000

4.   Dollar Amount of Purchase
       $1,926,720

5.   Price Per Unit
       $94.336

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
M.R. Beal & Company
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Siebert Brandford Shank & Co., Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Advest, Inc.
A.G. Edwards & Sons, Inc.
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
William E. Simon & Sons Municipal Securities Inc.
Fleet Securities
David Lerner Associates, Inc.

For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       New York City Transitional Finance Authority

2.   Date of Purchase
       10/02/97

3.   Number of Securities Purchased
       30,000

4.   Dollar Amount of Purchase
       $2,831,310

5.   Price Per Unit
       $94.377

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
M.R. Beal & Company
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
First Albany Corporation
Siebert Brandford Shank & Co., Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Advest, Inc.
A.G. Edwards & Sons, Inc.
Lebenthal & Co., Inc.
Pryor, McClendon, Counts & Co., Inc.
Oppenheimer & Co., Inc.
Roosevelt & Cross Incorporated
William E. Simon & Sons Municipal Securities Inc.
Fleet Securities
David Lerner Associates, Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Ohio Series

1.   Name of Issuer:
       Puerto Rico Infrastructure Financing Authority

2.   Date of Purchase
       11/21/97

3.   Number of Securities Purchased
       32,500

4.   Dollar Amount of Purchase
       $3,112,525

5.   Price Per Unit
       $95.770

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Goldman Sachs

7.   Other Members of the Underwriting Syndicate
       See Exhibit A


EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Smith Barney Inc.
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James & Associates, Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   Fl Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $430,240

5.   Price Per Unit
       $43.024

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean Witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   MD Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $430,240

5.   Price Per Unit
       $43.024

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean Witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.

For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   MD Series

1.   Name of Issuer:
       Puerto Rico Highway and Transportation

2.   Date of Purchase
       2/26/98

3.   Number of Securities Purchased
       25,000

4.   Dollar Amount of Purchase
       $904,600

5.   Price Per Unit
       $36.184

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.

For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   MA Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       7,500

4.   Dollar Amount of Purchase
       $322,680

5.   Price Per Unit
       $43.024

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean Witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.

For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   MA Series

1.   Name of Issuer:
       Mass Bay and Transit General Trans

2.   Date of Purchase
       2/19/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $1,085,550

5.   Price Per Unit
       $108.555

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
M.R. Beal & Company
Lehman Brothers
Artemis Capital Group, Inc.
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Fleet Securities
BankBoston, N.A.
Cowan & Company
State Street Bank and Trust Co.
Tucker Anthony Incorporated
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   MI Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       12,500

4.   Dollar Amount of Purchase
       $537,800

5.   Price Per Unit
       $43.024

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.


For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   MI Series

1.   Name of Issuer:
       Puerto Rico Highway Trans

2.   Date of Purchase
       2/26/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $429,510

5.   Price Per Unit
       $42.951

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.

For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   MI Series

1.   Name of Issuer:
       Puerto Rico Highway Trans

2.   Date of Purchase
       2/26/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $405,300

5.   Price Per Unit
       $40.530

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Merrill Lynch

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NJ Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       12,500

4.   Dollar Amount of Purchase
       $537,800

5.   Price Per Unit
       $43.024

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       12,500

4.   Dollar Amount of Purchase
       $537,800

5.   Price Per Unit
       $43.024

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       20,000

4.   Dollar Amount of Purchase
       $910,440

5.   Price Per Unit
       $45.522

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       New York State Dorm Auth

2.   Date of Purchase
       2/17/98

3.   Number of Securities Purchased
       25,000

4.   Dollar Amount of Purchase
       $2,473,450

5.   Price Per Unit
       $98.938

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Sterns

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Lehman Brothers
Artemis Capital Group
Cain Brothers & company LLC
Fleet Securities
Key Capital Markets Inc.
MR Beal and Company
A.G. Edwards and Sons
First Albany corporation

For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NC Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       9,000

4.   Dollar Amount of Purchase
       $387,216

5.   Price Per Unit
       $43.024

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   OH Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $455,220

5.   Price Per Unit
       $45.522

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   PA Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $45,220

5.   Price Per Unit
       $45.522

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   PA Series

1.   Name of Issuer:
       Puerto Rico Commonwealth

2.   Date of Purchase
       1/15/98

3.   Number of Securities Purchased
       25,500

4.   Dollar Amount of Purchase
       $1,019,250

5.   Price Per Unit
       $40.770

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley Dean witter

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan & Co.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan Stanley Dean Witter
Samuel A. Ramirez & Co., Inc.
Raymond James and Associates Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   FL Series

1.   Name of Issuer:
        Miami  Dade  County  Florida,  Professionals  Sports
Franchise

2.   Date of Purchase
       6/25/98

3.   Number of Securities Purchased
       26,500

4.   Dollar Amount of Purchase
       $1,043,279

5.   Price Per Unit
       $39.369

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Artemis Capital Group

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
Merrill Lynch & Co.
Raymond James and Associates Inc.
Artemis Capital Group, Inc.
AIBC Municipal Securities
Capital International Securities Group, Inc.
EMAX Securities, Inc.
First Equity Corporation of Florida
Guzman & Company
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   MA Series

1.   Name of Issuer:
       Mass Highway Federal Highway Grant

2.   Date of Purchase
       6/10/98

3.   Number of Securities Purchased
       15,000

4.   Dollar Amount of Purchase
       $633,285

5.   Price Per Unit
       $42.219

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
First Albany Corporation
Advest, Inc.
A.G. Edwards & Sons, Inc.
Pryor, McClendon, Counts & Co., Inc.
Roosevelt & Cross Incorporated
William E. Simon & Sons Municipal Securities Inc.
Fleet Securities
BankBoston, NA
State Street Bank and Trust Co
Tucker Anthony Incorporated
Corby North Bridge Securities
Hambrecht & Quist LLC
BankBoston NA
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NJ Series

1.   Name of Issuer:
       NJ Health Care Fac Fin Authority

2.   Date of Purchase
       5/29/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $970,680

5.   Price Per Unit
       $97.068

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       AG Edwards

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER

Prudential Securities Incorporated
A.G. Edwards and Sons, Inc.
Gibralter Securities Co.
Samuel A. Ramirez and Co, Inc.
Bear Stearns & Co. Incorporated
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       Long Island Power Authority

2.   Date of Purchase
       5/14/98

3.   Number of Securities Purchased
       35,000

4.   Dollar Amount of Purchase
       $3,416,455

5.   Price Per Unit
       $97.613

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
First Albany Corporation
Advest, Inc.
A.G. Edwards & Sons, Inc.
Roosevelt & Cross Incorporated
William E. Simon & Sons Municipal Securities Inc.
Fleet Securities
ABN Ambro Inc.
J.C. Bradford & Co.
CIBC Oppenheimer
MR Beal and Co.
Dain Rauscher, Inc.
Raymond James and Associates, Inc.
David Lerner Associates, Inc.
Lebenthal & Co. Inc.
Key Capital Markets, Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       Long Island Power Authority

2.   Date of Purchase
       5/14/98

3.   Number of Securities Purchased
       30,000

4.   Dollar Amount of Purchase
       $3,183,840

5.   Price Per Unit
       $106.128

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Bear Stearns

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
First Albany Corporation
Advest, Inc.
A.G. Edwards & Sons, Inc.
Roosevelt & Cross Incorporated
William E. Simon & Sons Municipal Securities Inc.
Fleet Securities
ABN Ambro Inc.
J.C. Bradford & Co.
CIBC Oppenheimer
MR Beal and Co.
Dain Rauscher, Inc.
Raymond James and Associates, Inc.
David Lerner Associates, Inc.
Lebenthal & Co. Inc.
Key Capital Markets, Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       MTA Commuter

2.   Date of Purchase
       4/22/98

3.   Number of Securities Purchased
       55,000

4.   Dollar Amount of Purchase
       $5,298,260

5.   Price Per Unit
       $96.332

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
      Smith Barney

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Artemis Capital Group, Inc.
Lehman Brothers
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
First Albany Corporation
Roosevelt & Cross Incorporated
William E. Simon & Sons Municipal Securities Inc.
Lebenthal & Co. Inc.
Goldman Sachs & Co.
Morgan Stanley Dean Witter
Greenwich Partners, LLC
Pryor, McClendon, Counts & Co., Inc.
Samual A. Ramirez & Co., Inc.

For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   NY Series

1.   Name of Issuer:
       NY St. Dor-St. Univ Edl Facility

2.   Date of Purchase
       4/3/98

3.   Number of Securities Purchased
       25,000

4.   Dollar Amount of Purchase
       $2,330,700

5.   Price Per Unit
       $93.228

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Lehman Brothers

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
Lehman Brothers
First Albany Corporation
A.G. Edwards & Sons, Inc.
William E. Simon & Sons Municipal Securities Inc.
CIBC Oppenheimer
Greenwich Partners LLC
Goldman Sachs & Co.
Mesirow Financial, Inc.
First American Municipals, Inc.
For the fiscal year ended (a) 8/31/98
File number (c) 811-4023

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant to Rule 10f-3

I.   OH Series

1.   Name of Issuer:
       Puerto Rico Comm.

2.   Date of Purchase
       4/2/98

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $954,500

5.   Price Per Unit
       $95.455

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
       Morgan Stanley

7.   Other Members of the Underwriting Syndicate
       See Exhibit A

EXHIBIT A

UNDERWRITER
Bear, Stearns & Co. Inc.
Prudential Securities Incorporated
J.P. Morgan Securities Inc.
PaineWebber Incorporated
Merrill Lynch & Co.
Salomon Smith Barney
Morgan stanley Dean Witter
Goldman Sachs & co.
Raymond James & Associates Inc.
Samuel A. Ramirez & Co., Inc.





t:\kevin\N-SAR\msf498.770.doc